UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code
Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Item 1. Report to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

Palmer Square SSI Alternative Income Fund

(Class I: PSCIX)
(Class A: PSCAX)

ANNUAL REPORT
MARCH 31, 2017

Palmer Square SSI Alternative Income Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Supplemental Information	36
Expense Example	39

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square SSI Alternative Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund

March 2017

The Palmer Square SSI Alternative Income Fund (“PSCIX/PSCAX” or the “Fund”) seeks absolute returns by employing an alternative income strategy focused around convertible bonds. PSCIX returned 7.54% (net of fees) for the one year period from 3/31/2016 to 3/31/2017. Recent performance versus the Fund’s benchmark is listed below:

PSCIX Performance Net of Fees (inception 5/25/2012)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2017	1.03%	0.30%	0.20%										1.54%
2016	-1.82%	-0.22%	1.86%	1.82%	0.84%	0.49%	1.36%	1.03%	0.00%	0.31%	-0.20%	0.13%	5.68%
2015	0.00%	0.51%	0.10%	0.80%	0.00%	-0.60%	-0.71%	-0.92%	-0.41%	0.52%	-0.52%	-1.16%	-2.39%
2014	0.49%	0.49%	0.10%	0.29%	0.48%	-0.07%	0.10%	-0.10%	-0.68%	-1.08%	-0.10%	-0.69%	-0.79%
2013	0.98%	0.29%	0.48%	0.77%	0.38%	-1.35%	0.29%	-0.19%	0.49%	0.39%	-0.19%	-0.01%	2.34%
2012					-0.30%	0.30%	0.70%	0.50%	0.79%	0.20%	0.00%	0.19%	2.40%

Fund Performance Net of Fees	March	Q1 2016	1 Year	2 Years	3 Years	Since Incept Annualized
PSCIX	0.20%	1.54%	7.54%	2.03%	0.93%	1.77%
PSCAX	0.20%	1.43%	7.33%	1.76%	0.70%	1.55%
Maximum Sales Load (A Share)	-5.53%	-4.44%	1.14%	-1.23%	-1.28%	0.32%
Citigroup 3-month T-Bill Index	0.04%	0.12%	0.34%	0.21%	0.15%	0.11%

Class I shares – Annual Expense Ratio: Gross 2.10%/Net 2.09%. Class A shares – Annual Expense Ratio: Gross 2.35%/ Net 2.34%/Maximum Sales Load 5.75%. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until July 31, 2017, and it may be terminated before that date only by Trust’s Board of Trustees. The performance data quoted here represents past performance. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance informa- tion quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. The performance data for the Class A share reflects payment of the 5.75% maximum sales charge at the beginning of the stated periods. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Please find below key details about the Fund’s portfolio holdings and sector allocations:

Exhibit 1 - Portfolio Characteristics
Key Strategy Attributes	6/30/2016	9/30/2016	12/31/2016	3/31/2017
Number of Positions	105	108	106	113
Average Hedge Ratio*	50%	53%	55%	57%
Average Conversion Premium*	68.9%	61.0%	51.9%	50.6%
Median Issue Size	$250M	$245M	$250M	$255M
Average Percentage Below Theoretical (Fair) Value*	2.86%	1.67%	0.98%	0.60%

Exhibit 2 - Sector Allocation (%)
Key Strategy Attributes	6/30/2016	9/30/2016	12/31/2016	3/31/2017
Financials	27%	26%	26%	24%
Health Care	21%	19%	18%	20%
Information Technology	20%	20%	17%	19%
Energy	9%	10%	13%	13%
Industrials	7%	8%	9%	9%
Materials	5%	6%	6%	6%
Consumer Staples	4%	4%	5%	3%
Consumer Discretionary	4%	5%	4%	4%
Telecommunication Services	4%	3%	2%	2%

*
See “Notes and Disclosure” for term definitions. Portfolio composition will change due to ongoing management of the Fund. Sector references should not be construed as recommendations by the Fund, its Advisor or Distributor.

Market Overview

During Q2 2016, falling interest rates, tighter credit spreads and higher volatility all contributed to the positive second quarter return of the Fund. The Fund also performed well throughout the Brexit turmoil as the convertible market continued to be well-bid.

The third quarter was marked by strong performance in equities and stability in interest rates and credit markets. The S&P 500 advanced 3.85% for the quarter. The 10-Year Treasury finished the quarter with a yield of 1.60%, up modestly from 1.47% at the end of June.

Markets in the fourth quarter were driven primarily by a single event: the election and subsequent Republican sweep of Congress and the White House. With prospects for meaningful tax reform, increased infrastructure spending, and a lessening of regulatory pressure, the consensus view was one of a stronger economy in 2017 and beyond. The tone for credit was very constructive.

The investment environment continued to be favorable during the first quarter of 2017 as the S&P 500 rose over 6% and credit markets posted solid returns. Our Investment Team believes that optimism surrounding the pro-growth policies of the new administration, improving economic data and rising earnings expectations contributed to the rally during the first two months of the year. In March, markets paused as the House of Representatives failed to pass a new health care plan and investors became more skeptical of the administration’s ability to implement significant stimulative policies.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

In summary, the U.S. economic climate generally remains healthy, supported by continuing improvements in employment, consumption and housing. Investors maintain certain sector concerns however including autos and retail. Globally, the environment is also positive with Europe’s growth profile broadly accelerating while China’s economic position has remained relatively stable. We believe economic surprises have been on the upside and earnings expectations have risen. In its March meeting, the Federal Reserve raised interest rates and signaled they will continue to raise them at a gradual pace. Longer term rates were down slightly during the first quarter, with the yield on the 10 year U.S. Treasury declining six basis points to finish the quarter at 2.39%.

Portfolio Review

Against this backdrop, the Palmer Square SSI Alternative Income Fund generated a gain of 7.54% for one year ending 3/31/2017 (net of fees). The positive return was driven by the income component of the convertible bonds and the contraction in corporate credit spreads. The portfolio also benefited from security specific volatility as several positions had favorable fundamental developments. We believe the Convertible Market is healthy as evidenced by over $12 billion in new issuance during the first quarter of 2017. This level of increased issuance is a substantial year over year improvement as compared to the first quarter of 2016 when issuance totaled approximately $2 billion.

Outlook for 2017

As our Investment Team looks toward the rest of the year, we believe the outlook for the Palmer Square SSI Alternative Income Fund remains favorable. Our Investment Team believes valuations are reasonable and the current yield of approximately 3%  is quite attractive for this type of investment in the current environment. The combination of an improving global economic environment, favorable credit conditions and central bank policies that are still accommodative continue to point toward a constructive environment for credit. In an environment characterized by low interest rates, we believe the Palmer Square SSI Alternative Income Fund potentially provides advisors and investors with a unique way to capitalize on market volatility, rising rates and produce steady returns without taking a lot of duration risk or credit risk over a market cycle.

Thank you for your continued investment. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

Average Conversion Premium - The average amount by which the price of a convertible security exceeds the current market value of the common stock into which it may be converted. Average Hedge Ratio - The average of a ratio of the value of the proportion of a position that is hedged to the value of the entire position. A hedge ratio shows how exposed an investment is to risk. Average Percentage Below Theoretical (Fair) Value – The average percentage below the calculated price at which a security should sell.

Citigroup 3-Month T-Bill Index - This index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Indexes consist of the last three three-month Treasury bill issues. S&P 500 - An unmanaged capitalization- weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. It is not possible to invest directly in an index.

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Funds seeking absolute return are not designed to outperform stocks and bonds in strong markets. Asset allocation decisions may not always be correct and may adversely affect Fund performance.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on a convertible security’s investment value. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. The use of leverage can magnify the changes in the Fund’s value and make the fund more volatile. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is actively managed and may experience high turnover. This may cause higher fees, expenses and taxes, which could detract from Fund performance.

The allocations shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Both allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on allocation and exposures are estimates and provided for illustrative purposes only. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

Positions shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these positions will prove to be profitable or that the Fund’s investment objective will be met. Please note that these positions were selected by Palmer Square. The above does not represent a full portfolio. Accordingly, no inference as it pertains to performance or otherwise should be drawn from the selected positions. There can be no assurance that the Fund will be able to achieve comparable results or that the Fund will be able to implement its investment strategy or achieve its investment objectives. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. The views expressed herein are for informational purposes only. There is no guarantee that the views and opinions expressed in this letter will come to pass.

The Palmer Square SSI Alternative Income Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund
FUND PERFORMANCE at March 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund's Class I shares, made at its inception, with a similar investment in the Citigroup 3-Month T-Bill Index. The performance graph above is shown for the Fund's Class I Shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Citigroup 3-Month T-Bill Index measures monthly return equivalents of yield averages that are not marked to market. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of March 31, 2017	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class I1	7.54%	0.93%	1.77%	05/25/12
Class A2	7.33%	0.70%	1.55%	05/25/12
After deducting maximum sales charge
Class A2	1.14%	-1.28%	0.32%	05/25/12
Citigroup 3-Month T-Bill Index	0.34%	0.15%	0.11%	05/25/12
[1]	Class I shares do not have any initial or deferred sales charge.
[2]	Maximum sales charge for Class A shares is 5.75%. No deferred sales charge will be imposed on any purchases.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted the most recent month end performance may be obtained by calling (866) 933-9033.

Palmer Square SSI Alternative Income Fund
FUND PERFORMANCE at March 31, 2017 (Unaudited) - Continued

Gross and net expense ratios for Class I shares were 2.10% and 2.09%, respectively, and for Class A shares were 2.35% and 2.34%, respectively, which were the amounts stated in the current prospectus dated August 1, 2016. For the Fund's current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund's Advisor and Sub-Advisor have contractually agreed to waive their fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.49% and 1.74% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively. This agreement is effective until July 31, 2017, and it may be terminated before that date only by the Trust's Board of Trustees. In the absence of such waivers, the Fund's returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2017

Principal Amount		Value

	BONDS – 61.1%
	BASIC MATERIALS – 2.6%
$1,553,000	Aceto Corp. 2.000%, 11/1/2020[1]	$1,426,819
2,710,000	B2Gold Corp. 3.250%, 10/1/2018[1,2,3]	2,892,925
1,413,000	Detour Gold Corp. 5.500%, 11/30/2017[1,2]	1,437,727
2,176,000	Silver Standard Resources, Inc. 2.875%, 2/1/2033[1,2,4]	2,137,920
		7,895,391
	COMMUNICATIONS – 8.3%
3,123,000	51job, Inc. 3.250%, 4/15/2019[1,2,3]	3,351,369
2,844,000	Blucora, Inc. 4.250%, 4/1/2019[1,3,4]	2,865,330
1,200,000	Ctrip.com International Ltd. 1.250%, 9/15/2022[1,2,5]	1,248,000
1,815,000	DISH Network Corp. 3.375%, 8/15/2026[1,5]	2,201,822
818,000	FireEye, Inc. 1.625%, 6/1/2035[1,4]	736,711
1,089,000	Global Eagle Entertainment, Inc. 2.750%, 2/15/2035[1,3,4]	554,029
1,257,000	Harmonic, Inc. 4.000%, 12/1/2020[1]	1,571,250
5,042,000	Liberty Interactive LLC 3.500%, 1/15/2031[1,4]	2,751,041
2,917,000	Pandora Media, Inc. 1.750%, 12/1/2020[1]	2,938,877
1,112,000	Proofpoint, Inc. 1.250%, 12/15/2018[1]	2,129,480
590,000	Twitter, Inc. 1.000%, 9/15/2021[1]	540,588
1,374,000	WebMD Health Corp. 1.500%, 12/1/2020[1]	1,635,919
2,102,000	Yandex N.V. 1.125%, 12/15/2018[1,2]	2,015,293
559,000	Zillow Group, Inc. 2.000%, 12/1/2021[1,5]	557,253
		25,096,962
	CONSUMER, CYCLICAL – 3.8%
2,113,000	Meritage Homes Corp. 1.875%, 9/15/2032[1,3,4]	2,116,962

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017

Principal Amount		Value

	BONDS (Continued)
	CONSUMER, CYCLICAL (Continued)
$1,721,000	Meritor, Inc. 7.875%, 3/1/2026[1,4]	$3,016,052
1,722,000	Navistar International Corp. 4.750%, 4/15/2019[1]	1,659,578
	Tesla, Inc.
1,215,000	1.250%, 3/1/2021[1,3]	1,197,534
1,927,000	2.375%, 3/15/2022[1]	2,017,328
779,000	Wabash National Corp. 3.375%, 5/1/2018[1,3]	1,414,859
		11,422,313
	CONSUMER, NON-CYCLICAL – 12.9%
1,781,000	Acorda Therapeutics, Inc. 1.750%, 6/15/2021[1,3]	1,522,755
1,924,000	Albany Molecular Research, Inc. 2.250%, 11/15/2018[1,3]	2,103,172
1,462,000	AMAG Pharmaceuticals, Inc. 2.500%, 2/15/2019[1]	1,598,149
1,089,000	Depomed, Inc. 2.500%, 9/1/2021[1]	1,020,937
1,512,000	Emergent BioSolutions, Inc. 2.875%, 1/15/2021[1]	1,806,840
1,650,000	Endologix, Inc. 3.250%, 11/1/2020[1]	1,638,656
2,301,000	Herbalife Ltd. 2.000%, 8/15/2019[1,2]	2,208,972
1,831,000	Horizon Pharma Investment Ltd. 2.500%, 3/15/2022[1,2]	1,675,365
1,103,000	Huron Consulting Group, Inc. 1.250%, 10/1/2019[1]	1,027,858
1,634,000	Impax Laboratories, Inc. 2.000%, 6/15/2022[1]	1,326,604
1,635,000	Innoviva, Inc. 2.125%, 1/15/2023[1]	1,551,206
3,270,000	Ironwood Pharmaceuticals, Inc. 2.250%, 6/15/2022[1]	4,081,369
2,963,000	Medicines Co. 2.750%, 7/15/2023[1,5]	3,585,230
1,200,000	Novavax, Inc. 3.750%, 2/1/2023[1]	568,500
321,000	Pacira Pharmaceuticals, Inc. 2.375%, 4/1/2022[1,5]	334,041
516,000	PDL BioPharma, Inc. 2.750%, 12/1/2021[1]	450,533

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017

Principal Amount		Value

	BONDS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$3,237,000	Quidel Corp. 3.250%, 12/15/2020[1,3]	$3,332,087
1,978,000	Spectranetics Corp. 2.625%, 6/1/2034[1,4]	2,263,574
1,499,000	Teligent, Inc. 3.750%, 12/15/2019[1]	1,512,116
1,630,000	Theravance Biopharma, Inc. 3.250%, 11/1/2023[1,2]	2,063,987
2,064,000	Wright Medical Group N.V. 2.250%, 11/15/2021[1,2,5]	3,237,900
		38,909,851
	ENERGY – 8.0%
6,903,000	Cheniere Energy, Inc. 4.250%, 3/15/2045[1,3,4]	4,728,555
1,496,000	Chesapeake Energy Corp. 5.500%, 9/15/2026[1,5]	1,556,775
1,905,000	Ensco Jersey Finance Ltd. 3.000%, 1/31/2024[1,2,5]	1,863,328
1,521,000	Helix Energy Solutions Group, Inc. 3.250%, 3/15/2032[1,4]	1,504,840
1,196,000	Newpark Resources, Inc. 4.000%, 12/1/2021[1,5]	1,358,955
2,299,000	PDC Energy, Inc. 1.125%, 9/15/2021[1]	2,366,533
1,851,000	Renewable Energy Group, Inc. 4.000%, 6/15/2036[1,4,5]	2,098,571
4,111,000	SEACOR Holdings, Inc. 3.000%, 11/15/2028[1,3,4]	3,669,068
3,761,000	Weatherford International Ltd. 5.875%, 7/1/2021[1,2]	4,839,937
		23,986,562
	FINANCIAL – 13.8%
2,656,000	American Residential Properties OP LP 3.250%, 11/15/2018[1,3,5]	3,539,120
1,363,000	Apollo Commercial Real Estate Finance, Inc. 5.500%, 3/15/2019[1]	1,501,862
1,111,000	Blackhawk Network Holdings, Inc. 1.500%, 1/15/2022[1,5]	1,190,853
3,253,000	Colony Starwood Homes 3.000%, 7/1/2019[1,3]	3,864,971

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017

Principal Amount		Value

	BONDS (Continued)
	FINANCIAL (Continued)
	Encore Capital Group, Inc.
$2,002,000	3.000%, 7/1/2020[1,3]	$1,898,146
1,164,000	2.875%, 3/15/2021[1]	1,021,410
2,821,000	Forestar Group, Inc. 3.750%, 3/1/2020[1]	2,821,000
3,481,000	IAS Operating Partnership LP 5.000%, 3/15/2018[1,3,5]	3,520,161
4,451,000	MGIC Investment Corp. 9.000%, 4/1/2063[1,5]	5,786,300
4,170,000	Pennymac Corp. 5.375%, 5/1/2020[1,3]	4,076,175
2,703,000	PRA Group, Inc. 3.000%, 8/1/2020[1]	2,434,389
3,849,000	RAIT Financial Trust 4.000%, 10/1/2033[1,3,4]	3,656,550
2,856,000	Redwood Trust, Inc. 4.625%, 4/15/2018[1,3]	2,873,850
1,650,000	Resource Capital Corp. 8.000%, 1/15/2020[1,3]	1,664,438
1,445,000	TCP Capital Corp. 5.250%, 12/15/2019[1,3]	1,521,766
		41,370,991
	INDUSTRIAL – 7.0%
	Aegean Marine Petroleum Network, Inc.
1,819,000	4.000%, 11/1/2018[1,2]	2,029,322
449,000	4.250%, 12/15/2021[1,2,5]	480,430
1,284,000	Aerojet Rocketdyne Holdings, Inc. 2.250%, 12/15/2023[1,5]	1,390,733
2,545,000	Cemex S.A.B. de C.V. 3.720%, 3/15/2020[1,2]	2,886,984
2,287,000	Chart Industries, Inc. 2.000%, 8/1/2018[1]	2,269,848
1,869,000	Echo Global Logistics, Inc. 2.500%, 5/1/2020[1]	1,769,709
2,770,000	General Cable Corp. 4.500%, 11/15/2029[1,3,6]	2,158,869
1,202,000	Knowles Corp. 3.250%, 11/1/2021[1,5]	1,511,515
2,038,000	SunPower Corp. 4.000%, 1/15/2023[1]	1,603,651
2,761,000	TTM Technologies, Inc. 1.750%, 12/15/2020[1]	4,871,439
		20,972,500

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017

Principal Amount		Value

	BONDS (Continued)
	TECHNOLOGY – 4.0%
$827,000	Allscripts Healthcare Solutions, Inc. 1.250%, 7/1/2020[1]	$832,169
2,057,000	Bottomline Technologies de, Inc. 1.500%, 12/1/2017[1]	2,077,570
162,000	Carbonite, Inc. 2.500%, 4/1/2022[1,5]	171,821
3,495,000	Envestnet, Inc. 1.750%, 12/15/2019[1]	3,265,640
1,248,000	j2 Global, Inc. 3.250%, 6/15/2029[1,4]	1,691,040
1,429,000	Microchip Technology, Inc. 1.625%, 2/15/2027[1,5]	1,454,901
161,000	ON Semiconductor Corp. 1.625%, 10/15/2023[1,5]	167,742
622,000	Unisys Corp. 5.500%, 3/1/2021[1]	1,028,244
1,380,000	Veeco Instruments, Inc. 2.700%, 1/15/2023[1]	1,447,275
		12,136,402
	UTILITIES – 0.7%
2,337,000	EnerNOC, Inc. 2.250%, 8/15/2019[1]	1,955,777

	TOTAL BONDS (Cost $175,186,700)	183,746,749

Number of Shares

	EXCHANGE-TRADED FUNDS – 0.9%
110,000	ProShares Short 20+ Year Treasury*	2,580,600

	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,681,988)	2,580,600

	PREFERRED STOCKS – 19.3%
	BASIC MATERIALS – 1.8%
3,472	A Schulman, Inc. 6.000%, N/A1,7	2,999,357
23,038	Rayonier Advanced Materials, Inc. 8.000%, 8/15/2019[1]	2,380,747
		5,380,104
	COMMUNICATIONS – 1.2%
20,161	Frontier Communications Corp. 11.125%, 6/29/2018[1]	993,030

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	COMMUNICATIONS (Continued)
7,351	Iridium Communications, Inc. 6.750%, N/A1,3,7	$2,526,759
		3,519,789
	CONSUMER, NON-CYCLICAL – 5.3%
8,024	Allergan PLC 5.500%, 3/1/2018[1,2,3]	6,807,281
65,325	Anthem, Inc. 5.250%, 5/1/2018[1]	3,271,476
41,033	Bunge Ltd. 4.875%, N/A1,2,3,7	4,413,509
2,611	Teva Pharmaceutical Industries Ltd. 7.000%, 12/15/2018[1,2]	1,505,372
		15,997,638
	ENERGY – 2.3%
1,781	Chesapeake Energy Corp. 5.750%, N/A1,7	1,193,270
87,959	McDermott International, Inc. 6.250%, 4/1/2017[1,2,3]	2,129,488
24,766	Sanchez Energy Corp. 6.500%, N/A*1,7	890,090
40,879	Southwestern Energy Co. 6.250%, 1/15/2018*1	806,338
31,728	WPX Energy, Inc. 6.250%, 7/31/2018[1]	1,926,048
		6,945,234
	FINANCIAL – 7.5%
22,783	AMG Capital Trust II 5.150%, 10/15/2037[1]	1,300,055
2,050	Bank of America Corp. 7.250%, N/A1,3,7	2,454,721
2,330	Cowen Group, Inc. 5.625%, N/A1,3,7	1,916,681
66,003	iStar, Inc. 4.500%, N/A1,3,4,7	3,359,553
37,344	Mandatory Exchangeable Trust 5.750%, 6/3/2019[1,5]	4,838,849
17,076	Virtus Investment Partners, Inc. 7.250%, 2/1/2020[1]	1,673,021
1,149	Wells Fargo & Co. 7.500%, N/A1,7	1,427,150

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	FINANCIAL (Continued)
34,995	Welltower, Inc. 6.500%, N/A1,7	$2,207,135
1,971	Wintrust Financial Corp. 5.000%, N/A1,3,7	3,409,830
		22,586,995
	INDUSTRIAL – 0.6%
34,535	Rexnord Corp. 5.750%, 11/15/2019[1]	1,882,157

	TECHNOLOGY – 0.6%
1,089	NCR Corp. 5.500%, N/A1,7	1,834,878

	TOTAL PREFERRED STOCKS (Cost $56,597,645)	58,146,795

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
	EQUITY – 0.0%
	iShares iBoxx $High Yield Corporate Bond ETF
3,610	Exercise Price: $83.00, Expiration Date: June 16, 2017	128,155

	TOTAL PUT OPTIONS (Cost $261,349)	128,155

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $261,349)	128,155

Number of Shares

	SHORT-TERM INVESTMENTS – 2.6%
7,690,580	Fidelity Institutional Money Market Funds - Treasury Portfolio - Class I, 0.535%[3,8]	7,690,580

	TOTAL SHORT-TERM INVESTMENTS (Cost $7,690,580)	7,690,580

	TOTAL INVESTMENTS – 83.9% (Cost $242,418,262)	252,292,879
	Other Assets in Excess of Liabilities – 16.1%	48,296,941

	TOTAL NET ASSETS – 100.0%	$300,589,820

	SECURITIES SOLD SHORT – (35.2)%
	COMMON STOCKS – (35.2)%
	BASIC MATERIALS – (1.6)%
(50,236)	A. Schulman, Inc.	(1,579,922)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	BASIC MATERIALS (Continued)
(17,776)	Aceto Corp.	$(281,039)
(269,824)	B2Gold Corp.*2	(763,602)
(131,511)	Rayonier Advanced Materials, Inc.	(1,768,823)
(40,248)	Silver Standard Resources, Inc.*2	(427,031)
		(4,820,417)
	COMMUNICATIONS – (5.4)%
(31,975)	51job, Inc. - ADR*	(1,172,204)
(35,224)	Alibaba Group Holding Ltd. - ADR*	(3,798,204)
(26,294)	Blucora, Inc.*	(454,886)
(8,795)	Ctrip.com International Ltd. - ADR*	(432,274)
(23,112)	DISH Network Corp. - Class A*	(1,467,381)
(1,346)	FireEye, Inc.*	(16,973)
(343,359)	Frontier Communications Corp.	(734,788)
(23,455)	Global Eagle Entertainment, Inc.*	(74,821)
(163,039)	Harmonic, Inc.*	(970,082)
(215,340)	Iridium Communications, Inc.*	(2,078,031)
(6,629)	Motorola Solutions, Inc.	(571,552)
(103,034)	Pandora Media, Inc.*	(1,216,832)
(27,338)	Proofpoint, Inc.*	(2,032,854)
(1,046)	Twitter, Inc.*	(15,638)
(17,678)	WebMD Health Corp.*	(931,277)
(6,123)	Yandex N.V. - Class A*2	(134,277)
(4,922)	Zillow, Inc. - Class A*	(165,724)
		(16,267,798)
	CONSUMER, CYCLICAL – (1.7)%
(3,996)	Meritage Homes Corp.*	(147,053)
(112,308)	Meritor, Inc.*	(1,923,836)
(10,798)	Navistar International Corp.*	(265,846)
(5,706)	Tesla, Inc.*	(1,587,980)
(60,516)	Wabash National Corp.	(1,252,076)
		(5,176,791)
	CONSUMER, NON-CYCLICAL – (9.7)%
(21,263)	Acorda Therapeutics, Inc.*	(446,523)
(71,404)	Albany Molecular Research, Inc.*	(1,001,798)
(22,289)	Allergan PLC[2]	(5,325,288)
(32,401)	AMAG Pharmaceuticals, Inc.*	(730,643)
(12,417)	Anthem, Inc.	(2,053,523)
(29,831)	Bunge Ltd.[2]	(2,364,405)
(33,959)	Depomed, Inc.*	(426,185)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
(34,276)	Emergent BioSolutions, Inc.*	$(995,375)
(81,645)	Endologix, Inc.*	(591,110)
(11,195)	Herbalife Ltd.*2	(650,877)
(29,478)	Horizon Pharma Plc*2	(435,685)
(2,758)	Huron Consulting Group, Inc.*	(116,112)
(7,383)	Impax Laboratories, Inc.*	(93,395)
(47,962)	Innoviva, Inc.*	(663,314)
(158,076)	Ironwood Pharmaceuticals, Inc.*	(2,696,777)
(45,475)	Medicines Co.*	(2,223,728)
(176,190)	Novavax, Inc.*	(225,523)
(2,879)	Pacira Pharmaceuticals, Inc.*	(131,282)
(64,284)	PDL BioPharma, Inc.	(145,925)
(51,782)	Quidel Corp.*	(1,172,344)
(45,433)	Spectranetics Corp.*	(1,323,236)
(65,650)	Teligent, Inc.*	(512,727)
(30,809)	Teva Pharmaceutical Industries Ltd. - ADR	(988,661)
(36,721)	Theravance Biopharma, Inc.*2	(1,352,067)
(83,147)	Wright Medical Group, Inc.*2	(2,587,535)
		(29,254,038)
	ENERGY – (4.7)%
(32,306)	Cheniere Energy, Inc.*	(1,527,105)
(170,176)	Chesapeake Energy Corp.*	(1,010,845)
(95,114)	Ensco PLC - Class A2	(851,270)
(6,081)	Helix Energy Solutions Group, Inc.*	(47,249)
(221,557)	McDermott International, Inc.*2	(1,495,510)
(93,559)	Newpark Resources, Inc.*	(757,828)
(17,499)	PDC Energy, Inc.*	(1,091,063)
(136,077)	Renewable Energy Group, Inc.*	(1,422,005)
(57,949)	Sanchez Energy Corp.*	(552,834)
(10,079)	SEACOR Holdings, Inc.*	(697,366)
(67,985)	Southwestern Energy Co.*	(555,438)
(342,036)	Weatherford International PLC*2	(2,274,539)
(128,955)	WPX Energy, Inc.*	(1,726,707)
		(14,009,759)
	FINANCIAL – (6.2)%
(1,912)	Affiliated Managers Group, Inc.	(313,453)
(117,550)	American Homes 4 Rent - REIT	(2,698,948)
(3,405)	Apollo Commercial Real Estate Finance, Inc. - REIT	(64,048)
(1,386)	Bank of America Corp.	(32,696)
(13,351)	Blackhawk Network Holdings, Inc.*	(542,050)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
(67,856)	Colony Starwood Homes - REIT	$(2,303,711)
(75,094)	Cowen Group, Inc. - Class A*	(1,122,655)
(31,611)	Encore Capital Group, Inc.*	(973,619)
(36,001)	Forestar Group, Inc.*	(491,414)
(355)	Invesco Mortgage Capital, Inc. - REIT	(5,474)
(226,163)	iStar, Inc. - REIT*	(2,668,723)
(49,406)	MGIC Investment Corp.*	(500,483)
(3,413)	PennyMac Mortgage Investment Trust - REIT	(60,581)
(15,906)	PRA Group, Inc.*	(527,284)
(8,175)	RAIT Financial Trust - REIT	(26,160)
(1,670)	Redwood Trust, Inc. - REIT	(27,739)
(23,194)	Resource Capital Corp. - REIT	(226,605)
(384)	TCP Capital Corp.	(6,689)
(10,332)	Virtus Investment Partners, Inc.	(1,094,159)
(22,780)	Welltower, Inc.	(1,613,280)
(47,383)	Wintrust Financial Corp.	(3,275,113)
		(18,574,884)
	INDUSTRIAL – (3.8)%
(77,923)	Aegean Marine Petroleum Network, Inc.[2]	(938,972)
(33,577)	Aerojet Rocketdyne Holdings, Inc.*	(728,621)
(126,748)	Cemex S.A.B. de C.V. - ADR*	(1,149,604)
(6,419)	Chart Industries, Inc.*	(224,280)
(21,005)	Echo Global Logistics, Inc.*	(448,457)
(69,457)	General Cable Corp.	(1,246,753)
(48,887)	Knowles Corp.*	(926,409)
(52,843)	Rexnord Corp.*	(1,219,616)
(33,379)	SunPower Corp.*	(203,612)
(260,654)	TTM Technologies, Inc.*	(4,204,349)
		(11,290,673)
	TECHNOLOGY – (2.0)%
(21,667)	Allscripts Healthcare Solutions, Inc.*	(274,737)
(20,558)	Bottomline Technologies de, Inc.*	(486,197)
(3,110)	Carbonite, Inc.*	(63,133)
(16,120)	Envestnet, Inc.*	(520,676)
(14,258)	j2 Global, Inc.	(1,196,389)
(12,724)	Microchip Technology, Inc.	(938,777)
(25,410)	NCR Corp.*	(1,160,729)
(4,768)	ON Semiconductor Corp.*	(73,856)
(53,523)	Unisys Corp.*	(746,646)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2017

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
(20,683)	Veeco Instruments, Inc.*	$(617,387)
		(6,078,527)
	UTILITIES – (0.1)%
(39,977)	EnerNOC, Inc.*	(239,862)

	TOTAL COMMON STOCKS (Proceeds $99,657,479)	(105,712,749)

	TOTAL SECURITIES SOLD SHORT (Proceeds $99,657,479)	(105,712,749)

Number of Contracts

	WRITTEN OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
	EQUITY – 0.0%
	iShares iBoxx $High Yield Corporate Bond ETF
(3,610)	Exercise Price: $79.00, Expiration Date: June 16, 2017	(39,710)

	TOTAL PUT OPTIONS (Proceeds $77,989)	(39,710)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $77,989)	$(39,710)

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Convertible security.
[2]	Foreign security denominated in U.S. Dollars.
[3]	All or a portion of this security is segregated as collateral for securities sold short.
[4]	Callable.
[5]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $42,094,300.

[6]	Variable, floating or step rate security.
[7]	Perpetual security. Maturity date is not applicable.
[8]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
SUMMARY OF INVESTMENTS
As of March 31, 2017

Security Type/Sector	Percent of Total Net Assets
Bonds
Financial	13.8%
Consumer, Non-cyclical	12.9%
Communications	8.3%
Energy	8.0%
Industrial	7.0%
Technology	4.0%
Consumer, Cyclical	3.8%
Basic Materials	2.6%
Utilities	0.7%
Total Bonds	61.1%
Preferred Stocks
Financial	7.5%
Consumer, Non-cyclical	5.3%
Energy	2.3%
Basic Materials	1.8%
Communications	1.2%
Industrial	0.6%
Technology	0.6%
Total Preferred Stocks	19.3%
Exchange-Traded Funds	0.9%
Purchased Options Contracts
Put Options	0.0%
Total Purchased Options Contracts	0.0%
Short-Term Investments	2.6%
Total Investments	83.9%
Other Assets in Excess of Liabilities	16.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2017

Assets:
Investments, at value (cost $242,156,913)	$252,164,724
Purchased options contracts, at value (cost $261,349)	128,155
Total investments, at value (cost $242,418,262)	252,292,879
Cash	42,686,269
Cash deposited with brokers for securities sold short	109,768,039
Receivables:
Investment securities sold	532,747
Fund shares sold	39,575
Dividends and interest	1,852,712
Prepaid expenses	36,999
Total assets	407,209,220

Liabilities:
Securities sold short, at value (proceeds $99,657,479)	105,712,749
Written options contracts, at value (proceeds $77,989)	39,710
Payables:
Investment securities purchased	290,205
Fund shares redeemed	43,522
Subadvisory fees	237,068
Advisory fees	119,525
Shareholder servicing fees (Note 6)	38,403
Distribution fees - Class A (Note 7)	883
Fund administration fees	26,341
Dividends on securities sold short	20,912
Fund accounting fees	20,771
Auditing fees	18,969
Custody fees	13,029
Transfer agent fees and expenses	10,890
Broker fees	6,476
Chief Compliance Officer fees	2,676
Trustees' fees and expenses	126
Accrued other expenses	17,145
Total liabilities	106,619,400

Net Assets	$300,589,820

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$311,305,384
Accumulated net investment income	987,760
Accumulated net realized loss on investments, purchased options contracts, securities sold short,
written options contracts and foreign currency transactions	(15,560,950)
Net unrealized appreciation (depreciation) on:
Investments	10,007,811
Purchased options contracts	(133,194)
Securities sold short	(6,055,270)
Written options contracts	38,279
Net Assets	$300,589,820

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$4,639,463
Shares outstanding	468,639
Redemption price	9.90
Maximum sales charge (5.75% of offering price)*	0.60
Maximum offering price to public	$10.50

Class I Shares:
Net assets applicable to shares outstanding	$295,950,357
Shares outstanding	29,890,728
Redemption price	$9.90

*	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $27,381)	$4,294,466
Interest	7,421,897
Total investment income	11,716,363

Expenses:
Subadvisory fees	2,663,815
Advisory fees	981,275
Dividends on securities sold short	960,654
Interest on securities sold short	437,466
Fund administration fees	212,941
Shareholder servicing fees (Note 6)	187,469
Fund accounting fees	116,076
Transfer agent fees and expenses	60,803
Registration fees	46,446
Legal fees	25,571
Custody fees	19,166
Auditing fees	18,966
Commitment fees (Note 13)	14,781
Distribution fees - Class A (Note 7)	14,636
Shareholder reporting fees	14,471
Chief Compliance Officer fees	11,314
Trustees' fees and expenses	8,355
Miscellaneous	5,995
Insurance fees	2,329

Total expenses	5,802,529
Advisory fees recovered	5,024
Fees paid indirectly (Note 3)	(14,765)
Net expenses	5,792,788
Net investment income	5,923,575

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts,
Securities Sold Short, Written Options Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	1,044,444
Purchased options contracts	(2,173,572)
Securities sold short	3,801,982
Written options contracts	735,882
Foreign currency transactions	(1,556)
Net realized gain	3,407,180
Net change in unrealized appreciation/depreciation on:
Investments	27,125,537
Purchased options contracts	241,779
Securities sold short	(16,337,868)
Written options contracts	(50,774)
Foreign currency translations	1,393
Net change in unrealized appreciation/depreciation	10,980,067
Net realized and unrealized gain on investments, purchased options contracts,
securities sold short, written options contracts and foreign currency	14,387,247

Net Increase in Net Assets from Operations	$20,310,822

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$5,923,575	$6,682,174
Net realized gain (loss) on investments, purchased options contracts futures contracts, securities sold short, written options contracts,
forward foreign currency exchange contracts and foreign currency	3,407,180	(10,065,395)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, securities sold short,
written options contracts and foreign currency	10,980,067	(6,354,715)
Net increase (decrease) in net assets resulting from operations	20,310,822	(9,737,936)

Distributions to Shareholders:
From net investment income:
Class A	(56,089)	(231,181)
Class I	(3,633,669)	(9,201,481)
Total distributions to shareholders	(3,689,758)	(9,432,662)

Capital Transactions:
Net proceeds from shares sold:
Class A	2,598,571	1,761,339
Class I	60,718,726	53,334,854
Reinvestment of distributions:
Class A	54,800	224,185
Class I	3,285,142	8,242,733
Cost of shares redeemed:
Class A	(5,070,161)	(9,526,721)
Class I	(47,536,484)	(219,006,063)
Net increase (decrease) in net assets from capital transactions	14,050,594	(164,969,673)

Total increase (decrease) in net assets	30,671,658	(184,140,271)

Net Assets:
Beginning of period	269,918,162	454,058,433
End of period	$300,589,820	$269,918,162

Accumulated net investment income	$987,760	$276,095

Capital Share Transactions:
Shares sold:
Class A	269,142	181,616
Class I	6,211,342	5,569,660
Reinvestment of distributions:
Class A	5,672	23,493
Class I	339,728	862,179
Shares redeemed:
Class A	(521,785)	(972,547)
Class I	(4,886,224)	(22,408,378)
Net increase (decrease) in capital share transactions	1,417,875	(16,743,977)

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period May 25, 2012* through March 31, 2013
Net asset value, beginning of period	$9.32	$9.93	$10.29	$10.37	$10.00
Income from Investment Operations:
Net investment income[1]	0.18	0.17	0.04	0.12	- [2]
Net realized and unrealized gain (loss) on investments	0.50	(0.51)	(0.18)	0.01	0.42
Total from investment operations	0.68	(0.34)	(0.14)	0.13	0.42

Less Distributions:
From net investment income	(0.10)	(0.27)	(0.05)	(0.10)	(0.01)
From net realized gain	—	—	(0.17)	(0.11)	(0.04)
Total distributions	(0.10)	(0.27)	(0.22)	(0.21)	(0.05)

Net asset value, end of period	$9.90	$9.32	$9.93	$10.29	$10.37

Total return[3]	7.33%	(3.51)%	(1.40)%	1.31%	4.17%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,639	$6,669	$14,720	$32,298	$20,642

Ratio of expenses to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered[6]	2.31%	2.35%	2.34%	2.33%	2.82%[5]
After fees waived/recovered[6]	2.31%	2.34%	2.36%	2.35%	2.70%[5]

Ratio of net investment income (loss) to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered	1.87%	1.79%	0.45%	1.22%	(0.08)%[5]
After fees waived/recovered	1.87%	1.80%	0.43%	1.20%	0.04%[5]

Portfolio turnover rate	54%	66%	104%	60%	47%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]
If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.57%, 0.60%, 0.62%, 0.61% and 0.96%, for the periods ended March 31, respectively.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period May 25, 2012* through March 31, 2013
Net asset value, beginning of period	$9.33	$9.94	$10.30	$10.37	$10.00
Income from Investment Operations:
Net investment income[1]	0.21	0.20	0.07	0.15	0.03
Net realized and unrealized gain (loss) on investments	0.49	(0.51)	(0.20)	0.02	0.39
Total from investment operations	0.70	(0.31)	(0.13)	0.17	0.42

Less Distributions:
From net investment income	(0.13)	(0.30)	(0.06)	(0.13)	(0.01)
From net realized gain	—	—	(0.17)	(0.11)	(0.04)
Total distributions	(0.13)	(0.30)	(0.23)	(0.24)	(0.05)

Net asset value, end of period	$9.90	$9.33	$9.94	$10.30	$10.37

Total return[2]	7.54%	(3.19)%	(1.25)%	1.65%	4.21%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$295,950	$263,249	$439,339	$462,983	$223,682

Ratio of expenses to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered[5]	2.06%	2.10%	2.09%	2.08%	2.57%[4]
After fees waived/recovered[5]	2.06%	2.09%	2.11%	2.10%	2.45%[4]

Ratio of net investment income to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered	2.12%	2.04%	0.70%	1.47%	0.17%[4]
After fees waived/recovered	2.12%	2.05%	0.68%	1.45%	0.29%[4]

Portfolio turnover rate	54%	66%	104%	60%	47%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]
If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.57%, 0.60%, 0.62%, 0.61% and 0.96%, for the periods ended March 31, respectively.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2017

Note 1 – Organization
Palmer Square SSI Alternative Income Fund (the ''Fund'') was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the "Trust") which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek income and absolute return. The Fund commenced investment operations on May 25, 2012, with two classes of shares, Class A and Class I.

The Fund commenced operations on May 25, 2012, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund's advisor and a $159,793,680 transfer of Class I shares of the Fund in exchange for the net assets of the SSI Hedged Convertible Income Fund, L.P., a California limited partnership (the "Partnership"). This exchange was nontaxable, whereby the Fund issued 15,979,368 shares for the net assets of the Partnership on May 29, 2012. Cash and the investment portfolio of the Partnership with a fair value of $130,118,269 on long securities and $69,056,585 on short sales (identified cost of investment transferred were $122,651,515 on long securities and $67,457,372 on short sales) were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies".

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter ("OTC") market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017

(b) Foreign Currency Translation
The Fund's records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions. The fund did not enter into any forward foreign currency exchange contracts for the year ended March 31, 2017.

(d) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

In conjunction with the use of short sales the Fund may be required to maintain collateral in various forms. At March 31, 2017, securities pledged as collateral are denoted in the Fund's Schedule of Investments and segregated cash deposited with broker for securities sold short is reflected in the Fund's Statement of Assets and Liabilities.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017

(e) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund's returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options contracts for the year ended March 31, 2017 were as follows:

	Number of Contracts	Premium Amount
Outstanding at March 31, 2016	3,850	$147,066
Written	10,629	867,490
Terminated in closing purchasing transactions	(677)	(151,583)
Expired	(10,192)	(784,984)
Exercised	-	-
Outstanding at March 31, 2017	3,610	$77,989

(f) Preferred Stocks
Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(g) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017

(h) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(i) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authoritie. As of and during the open years ended March 31, 2014-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders
The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the "Agreement") with Palmer Square Capital Management LLC (the "Advisor"). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.35% of the Fund's average daily net assets. The Trust, on behalf of the Fund, has also entered into a Sub-Advisory Agreement with SSI Investment Management, Inc. (the "Sub-Advisor"). Under the terms of the Sub-Advisory Agreement, the Fund pays a monthly investment advisory fee to the Sub-Advisor at the annual rate of 0.95% of the Fund's average daily net assets.  The Fund's Advisor and Sub-Advisor have contractually agreed to waive their fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any shareholder servicing plan fees, taxes, leverage interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N1-A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively. The expense limitation agreement has been structured so that the Advisor will first be required to waive an amount up to its entire management fee (0.35%) before the Sub-Advisor will be required to waive its fee or absorb Fund operating expenses that exceed the amount of the Advisor's fee. This agreement is effective until July 31, 2017 and is subject thereafter to annual re-approval of the agreement by the Advisor, Sub-Advisor, and the Trust's Board of Trustees. This agreement may be terminated before that date only with the consent of the Trust's Board of Trustees.

For the year ended March 31, 2017, the Advisor recovered $5,024 of its advisory fees and the Sub-Advisor waived none of its sub-advisory fees. The Advisor and Sub-Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund's expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor and Sub-Advisor are permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund's expenses, or (b) the limitation on Fund expenses at the time of the request. At March 31, 2017, the amount of these potentially recoverable expenses was $23,467. The Advisor may recapture all or a portion of this amount no later than March 31, 2019.

IMST Distributors, LLC serves as the Fund's distributor; UMB Fund Services, Inc. ("UMBFS") serves as the Fund's fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC ("MFAC") serves as the Fund's other co-administrator.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended March 31, 2017, the total fees reduced by earning credits were $14,765. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund's co-administrators. For the year ended March 31, 2017, the Fund's allocated fees incurred for Trustees who are not affiliated with the Fund's co-administrators are reported on the Statement of Operations.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017

Dziura Compliance Consulting, LLC provides Chief Compliance Officer ("CCO") services to the Trust. The Fund's allocated fees incurred for CCO services for the year ended March 31, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2017, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$242,700,895

Gross unrealized appreciation	$21,918,253
Gross unrealized depreciation	(12,326,269)

Net unrealized appreciation on investments	$9,591,984

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 4,619	$ (1,522,152)	$ 1,517,533

As of March 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$987,760
Undistributed long-term capital gains	-
Tax accumulated earnings	987,760

Accumulated capital and other losses	(14,937,002)
Net unrealized depreciation on securities sold short	(6,396,585)
Net unrealized appreciation on written options contracts	38,279
Net unrealized appreciation on investments	9,591,984
Total accumulated deficit	$(10,715,564)

At March 31, 2017, the Fund had $14,937,002 of accumulated capital loss carryforward which consisted of $3,626,923 short-term and $11,310,079 long-term. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017

The Fund utilized $4,044,691 of its capital loss carryforwards during the year ended March 31, 2017.

The tax character of distributions paid during the fiscal years ended March 31, 2017 and March 31, 2016 were as follows:

Distributions paid from:	2017	2016
Ordinary income	$3,689,758	$9,432,662
Net long-term capital gains	-	-
Total distributions paid	$3,689,758	$9,432,662

Note 5 – Investment Transactions
For the year ended March 31, 2017, purchases and sales of investments, excluding short-term investments, were $110,948,067 and $119,699,230, respectively.  Securities sold short and short securities covered were $79,120,529 and $64,103,681, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended March 31, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended March 31, 2017, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2017, in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Corporate Bonds*	$-	$183,746,749	$-	$183,746,749
Exchange-Traded Funds	2,580,600	-	-	2,580,600
Preferred Stocks
Basic Materials	2,380,747	2,999,357	-	5,380,104
Communications	3,519,789	-	-	3,519,789
Consumer, Non-cyclical	14,492,266	1,505,372	-	15,997,638
Energy	3,925,656	3,019,578	-	6,945,234
Financial	7,762,027	14,824,968	-	22,586,995
Industrial	1,882,157	-	-	1,882,157
Technology	-	1,834,878	-	1,834,878
Purchased Options Contracts	128,155	-	-	128,155
Short-Term Investments	7,690,580	-	-	7,690,580
Total Investments	$44,361,977	$207,930,902	$-	$252,292,879

Liabilities
Securities Sold Short
Common Stocks*	$105,712,749	$-	$-	$105,712,749
Written Options Contracts	-	39,710	-	39,710
Total Liabilities	$105,712,749	$39,710	$-	$105,752,459

*
All corporate bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. Transfers between Level 1 and Level 2 relate to an increase in trading activity as of March 31, 2017. The following is a reconciliation of transfers between Levels for the Funds from March 31, 2016 to March 31, 2017, represented by recognizing the March 31, 2017 market value of securities:

Transfers into Level 1	$26,027,109
Transfers out of Level 1	-
Net transfers in (out) of Level 1	$26,027,109

Transfers into Level 2	$-
Transfers out of Level 2	(26,027,109)
Net transfers in (out) of Level 2	$(26,027,109)

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017

Note 10 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effects on the Fund's financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2017 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$128,155	Written options contracts, at value	$39,710
Total		$128,155		$39,710

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2017 are as follows:

	Derivatives not designated as hedging instruments
	Equity Contracts	Foreign exchange contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$(2,173,572)	$-	$-	$(2,173,572)
Written options contracts	735,882	-	-	735,882
	$(1,437,690)	$-	$-	$(1,437,690)

	Equity Contracts	Foreign exchange contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$241,779	$-	$-	$241,779
Written options contracts	(50,774)	-	-	(50,774)
	$191,005	$-	$-	$191,005

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2017

The quarterly average volumes of derivative instruments as of March 31, 2017 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	3,073
	Written options contracts	Number of contracts	(3,664)

Note 11 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 13 – Line of Credit
The Fund together with other funds managed by the Advisor (together "Palmer Square Funds") has entered into a Senior Secured Revolving Credit Facility ("Facility") of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of one-third of the Fund's total assets, or the maximum amount permitted subject to the Funds' investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. Commitment fees for the year ended March 31, 2017 are disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended March 31, 2017.

Note 14 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Palmer Square SSI Alternative Income Fund and
the Board of Trustees of Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Palmer Square SSI Alternative Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period May 25, 2012 (commencement of operations) to March 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square SSI Alternative Income Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period May 25, 2012 to March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 25, 2017

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended March 31, 2017, 82.44% of dividends to be paid from net investment income from the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended March 31, 2017, 78.05% of dividends to be paid from net investment income from the Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	4	None.

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
d
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Palmer Square Absolute Return Fund, Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund which are offered in a separate prospectus.  The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Palmer Square SSI Alternative Income Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2017 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses
The information in the row titled "Actual Performance" of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled "Hypothetical (5% annual return before expenses)" of the table below provides hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		10/1/16	3/31/17	10/1/16 – 3/31/17
Class A	Actual Performance*	$1,000.00	$1,016.10	$11.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.91	11.10
Class I	Actual Performance*	1,000.00	1,017.70	9.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.16	9.85

*
Expenses are equal to the Fund's annualized expense ratio of 2.21% and 1.96% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

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Palmer Square SSI Alternative Income Fund
A series of Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Sub-Advisor
SSI Investment Management, Inc.
9440 Santa Monica Boulevard, 8th Floor
Beverly Hills, California 90210

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square SSI Alternative Income Fund – Class I	PSCIX	461418 246
Palmer Square SSI Alternative Income Fund – Class A	PSCAX	461418 253

Privacy Principles of the Palmer Square SSI Alternative Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square SSI Alternative Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (866) 933-9033.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 933-9033 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Palmer Square SSI Alternative Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$16,200	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2017	FYE 3/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	N/A	N/A
Registrant's Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/9/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/9/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/9/2017